UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2012

comScore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11950 Democracy Drive

Suite 600

Reston, Virginia 20190

(Address of principal executive offices, including zip code)

(703) 438-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

comScore, Inc. (the “Company”) recently became aware of an inadvertent error in the first table appearing on page 19 of the Company’s 2012 Proxy Statement filed June 20, 2012 in the section titled “Executive Compensation- Compensation Discussion and Analysis- Components of our Executive Compensation Program- Equity-Based Compensation- 2011 Executive Incentive Compensation Policy- Determination of Awards to Dr. Abraham and Messrs. Tarpey and Fulgoni,” which table describes the factors considered under the Company’s 2011 Executive Compensation Policy for each of Magid M. Abraham, Kenneth J. Tarpey and Gian M. Fulgoni (the “Milestone Table”). The data regarding the minimum, target and maximum milestone amounts included in the first two rows of the Milestone Table titled “Milestones for 2011 earnings before interest taxes, depreciation and amortization, or EBITDA” and “Milestones for 2011 revenue” were inadvertently transposed, such that the 2011 Adjusted EBITDA milestone amounts were included in the row for 2011 revenue and vice versa. The same inadvertent errors were also included in the Milestone Table that similarly appeared on page 14 of Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2011, originally filed on April 27, 2012, in the section titled “Item 11. Executive Compensation- Compensation Discussion and Analysis- Components of our Executive Compensation Program- Equity-Based Compensation- 2011 Executive Incentive Compensation Policy- Determination of Awards to Dr. Abraham and Messrs. Tarpey and Fulgoni.”

The table below represents the corrected Milestone Table, and the sole changes to the Milestone Table as previously disclosed are to correct the transposition of the milestone amounts in those two rows. Except as described in the foregoing, no other changes have been made to the Milestone Table as previously disclosed. This supplemental information should be read in conjunction with the Company’s 2012 Proxy Statement and Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2011.

Achievement of	Minimum	Target	Maximum	Weight of Component
	(dollars in millions)
Milestones for 2011 earnings before interest taxes, depreciation and amortization, or EBITDA	$45.0	$52.0	$59.0	50%
Milestones for 2011 revenue	229.0	236.0	251.0	30%
Individual qualitative factors such as client retention, personnel retention, strategic milestones	N/A	N/A	N/A	20%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Christiana L. Lin
Christiana L. Lin Executive Vice President, General Counsel and Chief Privacy Officer

Date: June 22, 2012